=================================================================


       UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D. C.  20549

                      ------------------


                           FORM 8-K
                        CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported)  November 4,
1999




                      SOUTHERN UNION COMPANY
      (Exact name of registrant as specified in its charter)

         Delaware                     1-6407        75-0571592
(State or other jurisdiction       (Commission)  (I.R.S. Employer
    of incorporation or            File Number)   Identification
        organization)


       504 Lavaca Street, Eighth Floor              78701
              Austin, Texas                       (Zip Code)
  (Address of principal executive offices)



        Registrant's telephone number, including area code:
                         (512)  477-5852




=================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Southern Union Company ("Southern Union") completed the merger of Pennsylvania Enterprises, Inc. (PEI) on November 4, 1999, pursu-ant to the terms of the Agreement of Merger (the "Merger Agree-ment"), dated as of June 7, 1999, by and between Southern Union and PEI. The Merger Agreement is included as an exhibit to this Current Report on Form 8-K and incorporated herein by reference. Southern Union paid approximately $32 million in cash and issued approximately 17 million shares of its common stock as considera-tion for shares of PEI common stock, determined pursuant to the terms of the Merger Agreement. The cash consideration issued was funded by a $300 million senior note offering completed by Southern Union on November 3, 1999.

Pennsylvania Enterprises, Inc. was a multifaceted energy company with natural gas distribution being its primary business in northeastern and central Pennsylvania. The Pennsylvania distri-bution properties will operate as a division of Southern Union. In addition, subsidiaries also market electricity and provide utility construction services. The company will continue to operate in these fields.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements of Businesses Acquired.

       (1) The following audited financial statements and related documents for PEI are incorporated herein by reference from PEI's Form 10-K (File No. 0-7812) for the year ended December 31, 1998:

              Report of independent accountants,
                PricewaterhouseCoopers LLP;
              Report of independent public accountants, Arthur
                Andersen LLP;
              Consolidated statements of income for the years
                ended December 31, 1998, 1997 and 1996;
              Consolidated balance sheets at December 31, 1998
                and 1997;
              Consolidated statements of cash flows for the years
                ended December 31, 1998, 1997 and 1996;
              Consolidated statements of capitalization at
                December 31, 1998 and 1997;
              Consolidated statements of common shareholders'
                investment for the years ended December 31, 1998, 1997 and 1996; and
              Notes to consolidated financial statements.

       (2) The following unaudited interim financial statements are incorporated herein by reference from PEI's Form
            10-Q (File No. 0-7812) for the quarter ended June 30,
            1999:

              Consolidated statements of income for the three and
                six months ended June 30, 1999 and 1998;
              Consolidated balance sheets as of June 30, 1999 and
                December 31, 1998;
              Consolidated statements of cash flows for the six
                months ended June 30, 1999 and 1998; and
              Notes to consolidated financial statements.

  (b)  Pro Forma Financial Information.

       The following Unaudited Pro Forma Combined Condensed Financial Statements present the combined financial data of Southern Union and Pennsylvania Enterprises, Inc.
       (PEI), including their respective subsidiaries, after giving effect to the merger, pursuant to which Southern Union assumed certain indebtedness of PEI and its sub-sidiaries, including $45 million of mortgage bonds, and the issuance of $300 million of senior notes. It was assumed that the merger and the issuance of senior notes had been effective for the periods indicated and that the purchase method of accounting was utilized. The pro forma adjustments reflect an estimated additional purchase cost assigned to utility plant based on the historical cost of the regulated assets and liabilities of PEI and an esti-mate of the fair value of the non-regulated assets and liabilities of PEI, plus estimated acquisition costs. The estimate of the fair value of the non-regulated assets is preliminary and may be revised after the completion of independent appraisals, which have not been performed.
       The unaudited pro forma combined condensed financial information presented below is based on the assumption that upon completion of the merger each PEI stockholder will receive, in exchange for each share of PEI common stock he or she owns, a combination of Southern Union common stock and cash worth in the aggregate $35. The historical financial information of PEI includes certain reclassifications to conform to Southern Union's presenta-tion. These reclassifications have no impact on net income or total stockholders' equity.

       The fiscal years of Southern Union and PEI end on June 30 and December 31, respectively, and accordingly, the Unaudited Pro Forma Combined Condensed Financial State-ments have been prepared using the financial statements of Southern Union combined with the comparable financial statement periods of PEI derived from its historical financial statements. The Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1999 is presented as if the merger had occurred on that date and using the Southern Union and PEI balance sheets at September 30, 1999. The Unaudited Pro Forma Combined Condensed Statements of Operations for the twelve months ended June 30, 1999, and the three-month period ended September 30, 1999, assumes that the merger and the issuance of senior notes occurred at the beginning of the earliest period presented and includes the comparable twelve months ended June 30, 1999, and the three-month period ended September 30, 1999, for PEI.

       The following Unaudited Pro Forma Combined Condensed Financial Statements have been prepared from, and should be read in conjunction with, the historical financial statements and related notes thereto of Southern Union and PEI. The following Unaudited Pro Forma Combined Condensed Financial Statements are presented for purposes of illustration only in accordance with the assumptions set forth below and are not necessarily indicative of the financial position or operating results that would have occurred if the merger and the issuance of senior notes had been consummated on the dates as of which, or at the beginning of the period for which, the merger is being given effect nor is it necessarily indicative of the future operating results or financial position of the combined enterprise. The Unaudited Pro Forma Combined Condensed Financial Statements do not contain any adjustments to reflect cost savings or other synergies that may result from the merger.

       UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                       SEPTEMBER 30, 1999



                      Historical
                  --------------------
                              Pennsyl-
                               vania
                    Southern   Enter-
                      Union    prises,          Pro Forma
                                        ------------------------
                    Company     Inc.     Adjustments   Combined
                  ----------  --------   -----------  ----------
                             (thousands of dollars)

Property, plant
 and equipment... $1,130,034  $389,666  $    --       $1,519,700
Less accumulated
 depreciation
 and amortiza-
 tion............   (376,440) (102,467)      --         (478,907)
                  ----------  --------  ---------     ----------
                     753,594   287,199       --        1,040,793

Additional pur-
 chase cost
 assigned to
 utility plant,
 net.............    133,275      --      259,453 (A)    392,728
                  ----------  --------  ---------     ----------
  Net property,
   plant and
   equipment.....    886,869   287,199    259,453      1,433,521
Current assets...     84,672    60,183     29,924 (B)    174,779
Deferred charges.     97,425    40,638      1,000 (C)    142,033
                                            2,970 (D)
Investment
 securities......     13,413      --         --           13,413
Real estate and
 other...........     15,251    32,936       --           48,187
                  ----------  --------  ---------     ----------
  Total.......... $1,097,630  $420,956  $ 293,347     $1,811,933
                  ==========  ========  =========     ==========

Common stock-
 holders'
 equity.......... $  294,723  $137,832  $(137,832)(E) $  642,587
                                          347,864 (F)
Company-obligated
 mandatorily
 redeemable pre-
 ferred securi-
 ties of sub-
 sidiary trust...    100,000      --         --          100,000
Long-term debt
 and capital
 lease obliga-
 tion............    390,413    95,000    (50,000)(G)    735,413
                                          300,000 (B)
                  ----------  --------  ---------     ----------
  Total capitali-
   zation........    785,136   232,832    460,032      1,478,000
Current liabili-
 ties............    164,848   109,666    (77,597)(G)    107,829
                                           (4,985)(H)
                                          (84,103)(I)
Deferred credits
 and other.......     79,023    15,106       --           94,129
Accumulated de-
 ferred income
 taxes...........     68,623    63,352       --          131,975
Commitments and
 contingencies...
                  ----------  --------  ---------     ----------
  Total.......... $1,097,630  $420,956  $ 293,347     $1,811,933
                  ==========  ========  =========     ==========


     See accompanying notes to Unaudited Pro Forma Combined
                Condensed Financial Statements.

 UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

           For The Twelve Months Ended June 30, 1999


                      Historical
                  --------------------
                              Pennsyl-
                               vania
                    Southern   Enter-
                      Union    prises,          Pro Forma
                                        ------------------------
                    Company     Inc.     Adjustments   Combined
                  ----------  --------  ------------  ----------
                  (thousands of dollars, except shares and per
                                 share amounts)

Operating
 revenues........ $  605,231  $233,605  $    --        $ 838,836
Cost of gas and
 other energy....    342,301   145,319       --          487,620
                  ----------  --------  ----------     ---------
  Operating
   margin........    262,930    88,286       --          351,216
                  ----------  --------  ----------     ---------

Operating
 expenses:
  Operating,
   maintenance
   and general...    109,693    36,696       --          146,389
  Depreciation
   and amortiza-
   tion..........     41,855    10,291      6,486 (J)     58,632
  Taxes, other
   than on
   income........     46,535    12,415       --           58,950
                  ----------  --------  ---------      ---------
  Total
   operating
   expenses......    198,083    59,402      6,486        263,971
                  ----------  --------  ---------      ---------
  Net operating
   revenues......     64,847    28,884     (6,486)        87,245
                  ----------  --------  ---------      ---------

Other income
 (expenses):
  Interest.......    (35,999)  (11,395)   (24,882)(K)    (62,820)
                                            9,456 (L)
  Dividends on
   preferred
   securities....     (9,480)     --         --           (9,480)
  Other, net.....     (1,814)    1,173       --             (641)
                  ----------  --------  ---------      ---------
   Total other
    expenses,
    net..........    (47,293)  (10,222)   (15,426)       (72,941)
                  ----------  --------  ---------      ---------
Earnings before
 income taxes....     17,554    18,662    (21,912)        14,304
Federal and state
 income taxes
 (benefit).......      7,109     7,090     (5,399)(M)      8,800
                  ----------  --------  ---------      ---------
Net earnings be-
 fore preferred
 stock dividend
 requirements....     10,445    11,572    (16,513)         5,504
Preferred stock
 dividend re-
 quirements......       --        (653)       653 (N)       --
                  ----------  --------  ---------      ---------
Net earnings
 available for
 common stock.... $   10,445  $ 10,919  $ (15,860)     $   5,504
                  ==========  ========  =========      =========

Net earnings per
 share:
  Basic.......... $     0.34                           $    0.11
                  ==========                           =========
  Diluted........ $     0.32                           $    0.11
                  ==========                           =========

Weighted average
 shares out-
 standing:
  Basic.......... 30,894,613           17,663,686 (O) 48,558,299
                  ==========           ==========     ==========
  Diluted........ 32,589,610           17,663,686 (O) 50,253,296
                  ==========           ==========     ==========


     See accompanying notes to Unaudited Pro Forma Combined
                  Condensed Financial Statements.

 UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

         For The Three Months Ended September 30, 1999


                      Historical
                  --------------------
                              Pennsyl-
                               vania
                    Southern   Enter-
                      Union    prises,          Pro Forma
                                        ------------------------
                    Company     Inc.     Adjustments   Combined
                  ----------  --------  ------------  ----------
                  (thousands of dollars, except shares and per
                                 share amounts)

Operating
 revenues........ $   84,786  $ 31,854  $    --        $ 116,640
Cost of gas and
 other energy....     39,277    19,571       --           58,848
                  ----------  --------  ----------     ---------
  Operating
   margin........     45,509    12,283       --           57,792
                  ----------  --------  ----------     ---------

Operating
 expenses:
  Operating,
   maintenance
   and general...     25,264    10,247       --           35,511
  Depreciation
   and amortiza-
   tion..........     10,848     2,694      1,522 (J)     15,164
  Taxes, other
   than on
   income........      7,589     1,948       --            9,537
                  ----------  --------  ---------      ---------
  Total
   operating
   expenses......     43,701    14,889      1,622         60,212
                  ----------  --------  ---------      ---------
  Net operating
   revenues......      1,808    (2,606)    (1,622)        (2,420)
                  ----------  --------  ---------      ---------

Other income
 (expenses):
  Interest.......     (8,364)   (2,789)    (5,220)(K)    (15,009)
                                            2,364 (L)
  Dividends on
   preferred
   securities....     (2,370)     --         --           (2,370)
  Other, net.....     (1,157)     (311)      --           (1,468)
                  ----------  --------  ---------      ---------
   Total other
    expenses,
    net..........    (11,891)   (3,100)    (3,856)       (18,847)
                  ----------  --------  ---------      ---------
Loss before
 income tax
 benefit.........    (10,083)   (5,706)    (5,478)       (21,267)
Federal and state
 income tax
 benefit.........     (3,983)   (2,358)    (1,350)(M)     (7,691)
                  ----------  --------  ---------      ---------
Net loss before
 preferred stock
 dividend re-
 quirements......     (6,100)   (3,348)    (4,128)       (13,576)
Preferred stock
 dividend re-
 quirements......       --         (52)        52 (N)       --
                  ----------  --------  ---------      ---------
Net loss avail-
 able for common
 stock........... $   (6,100) $ (3,400) $  (4,076)     $ (13,576)
                  ==========  ========  =========      =========

Net loss per
 share:
  Basic.......... $    (0.20)                          $   (0.28)
                  ==========                           =========
  Diluted........ $    (0.20)                          $   (0.28)
                  ==========                           =========

Weighted average
 shares out-
 standing:
  Basic.......... 30,925,242           17,663,686 (O) 48,588,928
                  ==========           ==========     ==========
  Diluted........ 31,214,696           17,663,686 (O) 48,878,382
                  ==========           ==========     ==========


     See accompanying notes to Unaudited Pro Forma Combined
                  Condensed Financial Statements.

            NOTES TO UNAUDITED PRO FORMA COMBINED
               CONDENSED FINANCIAL STATEMENTS



     Adjustments to the Unaudited Pro Forma Combined Condensed
     ---------------------------------------------------------
     Balance Sheet
     -------------


     (A) Reflects the estimated excess of the purchase price and other transaction costs over the historical cost of the regulated net assets and the estimated fair value of the non-regulated net assets of PEI.

     (B) Reflects issuance of senior notes with an annual interest rate of 8.25%. The long-term debt is assumed to be utilized: to finance the cash portion of the purchase of PEI common stock and settlement of PEI stock options; to refinance certain debt and related make whole provisions of PEI; to refinance certain short-term borrowings of Southern Union; to pay for certain acquisition costs of $5 million related to change of control agreements; to fund PEI's Director Retirement Plan, Director Deferred Compensation Plan and supplemental retirement benefits and the payments for severance benefits for certain PEI executives; and to pay various professional fees incurred in connection with the merger estimated to total $4 million. Excess cash of $30 million would be available after applica-tion of the net proceeds to the items previously noted. As a result of the application of net proceeds to reduce current short-term borrowings of Southern Union and the timing of seasonal borrowings, additional excess cash should be available in the future for general corporate use. See Note (O).

     (C) Reflects the costs incurred from make whole provisions from the refinancing of certain debt of PEI. These costs are amortized on a straight line basis over the life of the new debt.

     (D) Reflects the capitalization of estimated debt issuance costs associated with the senior notes issued in con-nection with the merger as more specifically described in Note (B). These debt issue costs are amortized on a straight line basis over the life of the new debt.

     (E) Reflects the elimination of common stockholders' equity of PEI.

     (F) Reflects the issuance of Southern Union common stock to PEI stockholders. See Note (O).

     (G) Reflects refinancing of certain debt of PEI, and the assumption by Southern Union of PEI's principal utility subsidiary's outstanding two series of mortgage bonds:
          $30 million of 8.375% mortgage bonds due 2002; and $15 million of 9.34% mortgage bonds due 2019. As a result of Southern Union's solicitation of their holders, the terms of those mortgage bonds were amended to eliminate or modify (generally, to conform to similar terms of other Southern Union long-term debt securities) certain restrictive provisions. The mortgage bonds are secured by the utility assets acquired in the merger.

     (H) Reflects the repurchase of all of the PG Energy preferred stock prior to the closing of the merger.

     (I) Reflects refinancing of certain short-term borrowings of under the revolving credit facility of Southern
          Union.

     Adjustments to the Unaudited Pro Forma Combined Statement of
     ------------------------------------------------------------
     Operations
     ----------

     (J) Reflects amortization of the estimated excess purchase price over the historical cost of the regulated net assets and the estimated fair value of the non-regulated net assets of PEI on a straight line basis over a 40-year period based on the estimated useful lives of these assets.

     (K) Reflects interest expense on issuance of senior notes at an interest rate of 8.25%. The long-term debt is assumed to be utilized: to finance the cash portion of the purchase of PEI common stock and settlement of PEI stock options; to refinance certain debt and related make whole provisions of PEI; to refinance certain short-term borrowings of Southern Union; to pay for certain acquisition costs of $5 million related to change of control agreements; to fund PEI's Director Retirement Plan, Director Deferred Compensation Plan and supplemental retirement benefits and the payments for severance benefits for certain PEI executives; and to pay various professional fees incurred in connection with the merger estimated to total $4 million.

     (L) Reflects the elimination of historical interest expense of PEI and Southern Union as a result of refinancing certain debt in connection with the merger. See Notes
          (B), (G) and (I).

     (M) Reflects the income tax consequences at the federal statutory rate of the pro forma adjustments after excluding nondeductible goodwill amortization.

     (N) Reflects the elimination of preferred stock dividend requirement due to the repurchase of all outstanding PG
          Energy preferred stock prior to the closing of the merger.

     (O) Reflects the issuance of Southern Union common stock to PEI stockholders at an exchange ratio of 1.62488 based on an average trading price of $19.69375 for Southern Union common stock for the ten trading-day period ending on October 27, 1999. The actual exchange ratio will be based upon the average closing price per share for Southern Union common stock for the ten trading-day period ending on the third full trading day before the day the PEI merger is completed. All PEI stock options are assumed to be settled in cash based on the dif-ference between the total merger consideration per share of $35.00 and the exercise price of such stock options.

(c)  Exhibits

     2.1 Agreement of Merger between Southern Union Company and Pennsylvania Enterprises, Inc. dated as of June 7, 1999 (incorporated herein by reference from Exhibit 2 to the Registrant's Current Report on Form 8-K filed June 15, 1999 (File No. 1-6407).

    23.1  Consent of PricewaterhouseCoopers LLP

    23.2  Consent of Arthur Andersen LLP

                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SOUTHERN UNION COMPANY
                              ----------------------
                                  (Registrant)



Date   November 18, 1999      By  RONALD J. ENDRES
     ---------------------       ------------------
                                  Ronald J. Endres
                                  Executive Vice President and
                                  Chief Financial Officer


Date   November 18, 1999      By  DAVID J. KVAPIL
     ---------------------       -----------------
                                  David J. Kvapil
                                  Senior Vice President and
                                  Corporate Controller
                                  (Principal Accounting Officer)